SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): September 29, 2004


                           J. C. PENNEY COMPANY, INC.
             (Exact name of registrant as specified in its charter)


     Delaware                      1-15274                     26-0037077
(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
   of incorporation )                                       Identification No.)

6501 Legacy Drive
Plano, Texas                                                        75024-3698

(Address of principal executive offices)                            (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000


==============================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ] Written communications  pursuant to Rule 425 under the Securities Act (17
       CFR 230.425)

[    ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
        CFR 240.14a-12)

[    ]  Pre-commencement  communications  pursuant  to Rule  14d-2(b)  under the
        Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement  communications  pursuant  to Rule  13d-4(c)  under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b)  Departure  of  Directors  or  Principal   Officers;   Election  of
     Directors; Appointment of Principal Officers.

     On September 29, 2004, Jane C. Pfeiffer retired from the J. C. Penney Company, Inc. Board of Directors, having served the Company as a Board member since 1977.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         J. C. PENNEY COMPANY, INC.



                                         By:  /s/ Charles R. Lotter
                                             ------------------------
                                             Charles R. Lotter
                                             Executive Vice President, Secretary
                                             and General Counsel



Date:  September 30, 2004